ENCORE BRANDS, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms its subscription for the purchase of shares of Common Stock, par value $.001 per share, of Encore Brands, Inc. (“Common Stock”), a Nevada corporation (the “Company”) on the terms described below.

1.           Subscription Procedure

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price of $0.45 per Share (the “Purchase Price”). The Company agrees to sell such Shares to the Subscriber for the Purchase Price.

1.2           The Purchase Price shall be paid over to the Company at the closing of the purchase of the Shares in the Offering (the “Closing”) to occur on the Closing Date.

1.3           The certificates for the Common Stock bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”).

The Purchase Price for the Shares purchased hereunder shall be paid only by (i) certified check or (ii) by wire transfer to Encore Brands, Inc. as directed by the Company.

2.           Representations and Covenants of Subscriber

2.1           The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of obtaining such additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the Shares is extremely limited; and (v) an investor could sustain the loss of his entire investment.

2.2           The Subscriber represents that he is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses to the Investor Questionnaire, and that he or it is able to bear the economic risk of an investment in the Shares. The Subscriber must complete the Investor Questionnaire to enable the Company to assess the Subscriber’s eligibility for the Offering.

2.3           The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

2.4           The Subscriber hereby represents that he has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its respective financial conditions and results of operations which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

2.5           The Subscriber acknowledges that this Offering of Shares may involve tax consequences. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

2.6           The Subscriber acknowledges that this Offering of Shares has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) because the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Shares are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Shares unless it is registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7           The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to distribute would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

2.8           The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Shares stating that it has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

2.9           The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than the results of independent investigation by the Subscriber.

2.10           The Subscriber understands and acknowledges that (i) the Shares are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

2.11           The Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

2.12           There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

2.13           The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws, if applicable, or any of Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber.

3.           Representations and Warranties by the Company

3.1           Organization and Authority.  The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Subscription Agreement and any other document being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2           Qualifications.  The Company is duly qualified to do business as a foreign corporation or other entity and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, taken as a whole.

3.3           Corporate Authorization. This Subscription Agreement, assuming due execution and delivery by the Subscriber, when executed and delivered by the Company, will be, a valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.4           Non-Contravention.  The execution and delivery of this Subscription Agreement by the Company and the issuance of the Shares do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its respective subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company.

3.5           Information Provided.  The Company hereby represents and warrants to the Subscriber that any information provided by or on behalf of the Company to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

4.           Miscellaneous

4.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at:

Encore Brands, Inc.
25045 Portsmouth
Mission Viejo, CA 92692
Attention: Chief Executive Officer

and to the Subscriber at his address indicated on the signature page of this Subscription Agreement.

Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.2           This Subscription Agreement may be amended only through a written instrument signed by the Subscriber and the Company.

4.3           This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of California.

4.5           This Subscription Agreement may be executed in counterparts.  Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add or to delete other persons as subscribers.

4.6           The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

4.7           It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.8           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

4.9           The Company agrees not to disclose the names, addresses or any other information about the Subscribers.

[SIGNATURE PAGE FOLLOWS]

Signature Page for Individuals:

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

______________________________                                                                                                ____________________________________
Signature of Subscriber                                                                                                    Signature of Co-Subscriber

______________________________                                                                                                ____________________________________
Name of Subscriber                                                                                                    Name of Co-Subscriber
[please print]                                                                                                        [please print]

______________________________                                                                                                ____________________________________
Street Address of Subscriber                                                                                                      Street Address of Co-Subscriber

______________________________                                                                                                ____________________________________
City, State and Zip Code of Subscriber                                                                                                 City, State and Zip Code of Co-Subscriber

______________________________                                                                                                ____________________________________
Email address of Subscriber                                                                                                        Email address of Co-Subscriber

______________________________                                                                                                ____________________________________
Social Security or Taxpayer                                                                                                     Social Security or Taxpayer Identification
Identification Number of Subscriber                                                                                                      Number of Co-Subscriber

______________________________
Number of Shares of Common Stock
Subscribed For

Subscription Agreed to and Accepted by

ENCORE BRANDS, INC.

By:___________________________
     Tom Roth
     Chief Executive Officer

Date: _________________________

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

______________________________
Name of subscribing Entity

By: ___________________________
      Authorized Signatory
      Print Name:  ________________
      Title:  ______________________

______________________________
Street Address of Entity

______________________________
City, State and Zip Code of Entity

______________________________
Email address of Contact at Entity

______________________________
Taxpayer Identification Number of Entity

______________________________
Number of Shares of Common Stock
Subscribed For

Subscription Agreed to and Accepted by

ENCORE BRANDS, INC.

By:___________________________
     Tom Roth
     Chief Executive Officer

Date: _________________________

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Exhibit A

Investor Questionnaire

Investor Name:  ________________________________________

IMPORTANT:
Please Complete
INVESTOR QUESTIONNAIRE
_________________________

Encore Brands, Inc.
__________________________

Encore Brands, Inc.
25045 Portsmouth
Mission Viejo, CA 92692

The information furnished by you in this Investor Questionnaire (this “Questionnaire”) is being furnished in order to determine whether your subscription to purchase shares of common stock of Encore Brands, Inc., a Nevada corporation (the “Company”), par value $0.001 per share (the “Shares”), at a purchase price of $[-] Share may proceed.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company, at 25045 Portsmouth, Mission Viejo, CA 92692. Please contact Mr. Roth at (949) 680-9660 if you have any questions with respect to this Questionnaire.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares meets the requirements of applicable state securities or “blue sky” laws.

IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-8).

IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE.  Please make a photocopy of pages A-1 through A-9 and return the completed Questionnaires with the agreement.

I.           PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF COMMON STOCK:

☐           Individual

☐           Joint Tenants (rights of survivorship)

☐	Tenants in Common (no rights of survivorship)

☐	Corporation, Partnership, Limited Liability Company, Trust or Other Entity

II.           STATUS AS AN ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the 1933 Act because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please check any of the statements below that apply):

☐	1.	a natural person whose individual net worth* or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares, exceeds $1,000,000.

☐	2.
a natural person who had an individual income* in excess of $200,000 in each of the previous two years and reasonably expects an individual income in excess of $200,000 this year.  NOTE:  IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

☐	3.	a natural person who had, with such person’s spouse, a joint income* in excess of $300,000 in each of the previous two years and reasonably expects a joint income in excess of $300,000 this year.

☐	4.	a director and/or an executive officer of the Company as such terms are defined in Regulation D promulgated under the 1933 Act.

*
For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities.  In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

☐	5.
a bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are “accredited investors” as such term is defined in Regulation D under the 1933 Act.

☐	6.	a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

☐	7.
an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

☐	8.
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the 1933 Act.

☐	9.	an entity in which all of the equity owners are “accredited investors” as such term is defined in Regulation D under the 1933 Act.

III.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following (or, if the undersigned is purchasing Shares with such person’s spouse as co-owner, each such person certifies the following):

(a)           that, if an individual, I am at least 21 years of age;

(b)
that my purchase of Shares will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner), and is not made with a view to or for sale in connection with any distribution of the Shares;

(c)	that the name, address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete;

(d)
that I have a preexisting personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or by reason of my business or financial experience or the business or financial experience of my professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect my own interests in connection with the transaction;

(e)	the Shares were neither offered nor sold to me through the publication of any advertisement; and

(f)	that one of the following is true and correct (check one):

Owner	Spouse (if applicable)
☐	☐(i)	I am a United States citizen or resident of the United States for United States federal income tax purposes.

☐	☐(ii)	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.	GENERAL INFORMATION

If you are an entity investor, please complete section (a) below.  If you are an individual investor, please complete section (b), and section (c) if applicable, below.

(a)	ENTITY OWNER INFORMATION

Name:                        ________________________________________________________________________

Type of Entity:        ____________________________________

State of Formation:  ______________________                                                                                                Date of Formation:  ___________________

Tax I.D. Number:     ____________________________________

Business Address:  ____________________________________________________________
                                                                                  (Number and Street)
_____________________________________________________________________________
(City)                                                             (State)                                (Zip Code)

Business Telephone Number:     ________________________________________________
(Area Code)                            (Number)

Business Facsimile Number:       ________________________________________________
(Area Code)                            (Number)

NASD Affiliation or Association, if any:   __________________________________________

If none, check here    ☐

(b)	INDIVIDUAL OWNER INFORMATION

Name:   ________________________________________________________________________

Social Security Number:   ____________________________________

Residence Address:    ____________________________________________________________
                                                                                  (Number and Street)
______________________________________________________________________________
(City)                                                              (State)                              (Zip Code)

Residence Telephone Number:       ________________________________________________
(Area Code)                             (Number)
Residence Facsimile Number:          ________________________________________________
(Area Code)                             (Number)

Name of Business:  ____________________________________________________

Business Address:  ____________________________________________________________
                                                                           (Number and Street)
_____________________________________________________________________________
(City)                                                             (State)                                 (Zip Code)

Business Telephone Number:        ________________________________________________
(Area Code)                             (Number)

Business Facsimile Number:           ________________________________________________
(Area Code)                             (Number)

I prefer to have correspondence sent to:        ☐           Residence                   ☐  Business

NASD Affiliation or Association, if any:    __________________________________________

If none, check here    ☐

(c)	SPOUSE - CO-OWNER INFORMATION

Name:   ________________________________________________________________________

Social Security Number:   ____________________________________

Residence Address:   ____________________________________________________________
                                                                       (Number and Street)
______________________________________________________________________________
(City)                                                               (State)                                 (Zip Code)

Residence Telephone Number:    ________________________________________________
(Area Code)                                (Number)
Residence Facsimile Number:       ________________________________________________
(Area Code)                                 (Number)

Name of Business:   ____________________________________________________

Business Address:   ____________________________________________________________
                                                                        (Number and Street)
_____________________________________________________________________________
(City)                                                                 (State)                                 (Zip Code)

Business Telephone Number:      ________________________________________________
(Area Code)                                 (Number)

Business Facsimile Number:         ________________________________________________
(Area Code)                                 (Number)

I prefer to have correspondence sent to:         ☐           Residence                   ☐  Business

NASD Affiliation or Association, if any:   __________________________________________

If none, check here       ☐

V.	SIGNATURE

The Signature Page to this Questionnaire is contained on either page A-8 (entitled Individual Signature Page), or page A-9 (entitled Entity Signature Page).

INDIVIDUAL SIGNATURE PAGE
______________________________

ENCORE BRANDS, INC.

______________________________

The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate, and (b) he/she will notify the Company in writing immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send Mr. Roth confirmation of such change.

                    ______________________________
                        Date

                            ______________________________
                        Name (Please Type or Print)

                         ______________________________
                       Signature

                       _______________________________
                        Name of Spouse if Co-owner
                      (Please Type or Print)

                         _______________________________
                      Signature of Spouse if Co-owner

IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE (PAGE A-8).

IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE.  Please make a photocopy of pages A-1 to A-9 and return the completed Questionnaires to the Company.

ENTITY SIGNATURE PAGE
______________________________

ENCORE BRANDS, INC.

______________________________

The undersigned corporation, partnership, limited liability company, trust or other entity (“Entity”) represents that (a) the information contained in this Questionnaire is complete and accurate, and (b) its authorized representative will notify the Company in writing immediately if any material change in any of this information occurs before the acceptance of its subscription.

                    ______________________________
                        Date

                            ______________________________
                        Name (Please Type or Print)

______________________________ Name of Signatory (Please Type or Print)

______________________________ Title of Signatory (Please Type or Print)

                          ______________________________
                        Signature

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.